UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 1, 2018
________________________________________________________________________
CURO GROUP HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
________________________________________________________________________

Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3527 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316)425-1410
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02 Results of Operations and Financial Condition

On February 1, 2018, CURO Group Holdings Corp. (the “Company”) issued a news release announcing the financial results of the Company for its fiscal year ended December 31, 2017 (the “News Release”). The News Release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Current Report on Form 8-K, including the News Release attached hereto as Exhibit 99.1, that is furnished pursuant to this Item 2.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). In addition, the information included in this Current Report on Form 8-K, including the News Release attached hereto as Exhibit 99.1, that is furnished pursuant to this Item 2.02, shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

ITEM 8.01 Other Events

On February 2, 2018, the Company announced that CURO Financial Technologies Corp. (“CFTC”), a wholly-owned subsidiary of the Company, intends to issue a notice of redemption on February 5, 2018 for $77,500,000 of its 12.000% Senior Secured Notes due 2022 (the “Notes,” and the transaction whereby the Notes are partially redeemed, the “Redemption”) that were issued by CFTC. The redemption date will be set for March 7, 2018. The redemption price will be equal to 112.000% of the principal amount of the Notes redeemed, plus accrued and unpaid interest paid thereon, to the date of redemption. Following the Redemption, $527,500,000 of the original outstanding principal amount of the Notes will remain outstanding. The Redemption will be conducted pursuant to the Indenture governing the Notes (the “Indenture”), dated as of February 15, 2017, by and among CFTC, the guarantors party thereto and TMI Trust Company, as trustee and collateral agent. Consistent with the terms of the Indenture, CFTC will be using a portion of the cash proceeds from the Company’s initial public offering, completed on December 11, 2017, to redeem such Notes.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K, including the News Release attached hereto as Exhibit 99.1, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, made in this Current Report on Form 8-K, including statements made in the News Release attached hereto as Exhibit 99.1, are forward looking and subject to change. Examples of forward-looking statements include statements related to our future economic performance (including anticipated revenues and earnings) and our business plans and objectives (including the announcement of our intended Redemption on this Current Report), which may include certain assumptions that underlie the forward-looking statements. These forward-looking statements are subject to business and economic risk and reflect management’s current expectations, and involve subjects that are inherently uncertain and difficult to predict. Our actual results could differ materially from expected results expressed in forward-looking statements. We will not necessarily update information if any forward-looking statement later turns out to be inaccurate. Risks and uncertainties that may affect our future results include, but are not limited to, those discussed in our prospectus filed on December 7, 2017, pursuant to Rule 424(b)(1) of the Securities Act, relating to the registration statement on Form S-1 originally filed on October 24, 2017, as amended (File No. 333-221081).

ITEM 9.01 Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
99.1	News Release, dated February 1, 2018, announcing the Company's financial results for its fiscal year ended December 31, 2017.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 1st day of February, 2018.

CURO Group Holdings Corp.
By: /s/ Roger Dean______
Name: Roger Dean
Title: Executive Vice President & Chief Financial Officer